EXHIBIT 99.1

SIGNATURE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Form 4 is true, complete and correct.

Dated: August 14, 2024

WP TRITON CO-INVEST, L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WP TRITON INVESTMENT, L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CALLISTO-A) GLOBAL GROWTH (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-B (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WP GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name:	Harsha Marti
Title:	Authorised Signatory